                              Goldman Sachs Funds




Growth And Income Fund



Annual Report January 31, 1999



Long-term capital growth and growth of income potential from a diversified portfolio of equity securities.

GOLDMAN SACHS GROWTH AND INCOME FUND



Market Overview




Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world. U.S. financial markets were not immune to the turmoil, and they fluctuated along with investor confidence.

 . U.S. Equity Market Fluctuated Along With Investor Confidence -- Early in the review period, the U.S. stock market generated strong, though volatile, performance. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index, as circumstances conspired to make them the investment of choice among U.S. investors. As the period progressed, political and economic concerns worldwide dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown.

 . The U.S. Economy Continued To See Growth -- Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see growth for most of the review period. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for most of the period. On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the Federal Fund's target rate by .25%, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another .50%. The Fed's actions were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the potential for a substantial economic slowdown in 1999.

 . Market Outlook: Optimism Prevails -- We have a generally positive outlook for
  U.S. stocks. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (such as the aging of the baby boomers), will benefit U.S. companies over the long term.

  At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However --while there are a variety of opinions as to when the Fed will move -- based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong fourth quarter gross domestic product, the general consensus is that any further easing by the Fed will come later, rather than sooner. We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

  Sincerely,

  /s/ David B. Ford                    /s/ John P. McNulty

  David B. Ford                        John P. McNulty
  Co-Head, Goldman Sachs               Co-Head, Goldman Sachs
  Asset Management                     Asset Management

  February 26, 1999


--------------------

 . NOT FDIC INSURED
 . May Lose Value
 . No Bank Guarantee

--------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


Fund Basics

as of January 31, 1999



                            Assets Under Management

                                 $1.7 Billion

                              Number of Holdings

                                      88



                                NASDAQ Symbols

                                Class A Shares

                                     GSGRX

                                Class B Shares

                                     GSGBX

                                Class C Shares

                                     GSGCX

                             Institutional Shares

                                     GSIIX

                                Service Shares

                                     GSGSX


--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------
January 31, 1998-           Fund Total Return
January 31, 1999         (without sales charge)1          S&P 500 Index2
--------------------------------------------------------------------------------
Class A                           -5.40%                      32.48%
Class B                           -6.07%                      32.48%
Class C                           -6.12%                      32.48%
Institutional                     -5.00%                      32.48%
Service                           -5.44%                      32.48%
--------------------------------------------------------------------------------

1The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
Total Return (with Sales Charge)
--------------------------------------------------------------------------------

For the period ended 12/31/98        Class A       Class B     Class C     Institutional    Service
Last 6 Months3                        -15.94%       -15.75%     -12.27%       -10.81%5     -11.04%5
One Year4                             -10.65%       -10.74%      -7.11%        -4.98%5      -5.45%5
Five Years4                            15.27%          N/A         N/A           N/A        16.55%5
Since Inception4                       14.24%        12.33%      -4.64%        14.35%5      15.31%5,6
                                     (2/5/93)      (5/1/96)   (8/15/97)      (6/3/96)     (2/5/93)

3The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $25.53 and represents the NAV plus the maximum sales charge of 5.5%.

4The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

5Cumulative or Average Annual Total Return as of 12/31/98.

6Performance data for Service shares prior to 3/6/96 is that of Class A shares
 (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
Top 10 Company Holdings as of 1/31/99
--------------------------------------------------------------------------------
Company Holding                % of Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Philip Morris Companies Inc.            2.9%              Tobacco
BankAmerica Corp.                       2.7%              Banks
Bank One Corp.                          2.6%              Banks
First Union Corp.                       2.3%              Banks
Raytheon Co.                            2.2%              Aerospace/Defense
Royal Dutch Petroleum ADR               2.1%              Integrated Oil
General Motors Corp.                    2.1%              Autos and Trucks
AT&T Corp.                              2.1%              Telecommunications
Aetna, Inc.                             2.0%              Healthcare Management
American Home Products Corp.            1.9%              Pharmaceuticals
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS GROWTH AND INCOME FUND


Performance Overview




Dear Shareholders,

The following is a report on the performance of the Goldman Sachs Growth and Income Fund for the 12-month period ended January 31, 1999.

  Performance Review

  Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of -5.40%, -6.07%, -6.12%, -5.00% and -5.44%, respectively. Over the same time period, the Fund's peer group, Lipper Growth and Income Funds, generated an annual total return of 17.35%.

    We would like first to discuss the Fund's performance during the period and over the life of the Fund. Second, we will highlight steps we have taken to balance the Fund's portfolio and investment exposure.

  What Hurt Fund Performance

 . The Leadership of Growth Stocks -- The Goldman Sachs Growth and Income Fund invests in stocks of companies that, in our view, are inexpensively priced relative to their estimated future earnings ("value stocks"). We believe the Fund's value style provides solid opportunities to capitalize on market inefficiencies and the tendency for investors to shy away from unrecognized or misunderstood companies. For most of the fiscal year covered by this report, however, market conditions were not favorable for value stocks. One reason is that the S&P 500 Stock Index demonstrated an atypically high level of volatility due to global economic uncertainties. As a result, investors sought security and quality -- often in the form of Treasuries -- and sold uncertainty -- often in the form of stocks. Individuals who invested in stocks in this risk-averse environment favored the quality and perceived safety of blue-chip, large cap, growth-oriented industry leaders (generally characterized as "growth stocks"). As a result, value stocks significantly underperformed growth stocks over the 12 months ended January 31, 1999.

  It is important to note that, despite the disappointing short-term performance of value stocks, both growth and value stocks have, over the long term, produced strong annual returns. Since December 31, 1974, when the S&P 500/BARRA indices were initiated, through January 31, 1999, the Growth Index returned 16.53%, while the Value Index returned 17.54%. For comparison purposes, the S&P 500 Index returned 17.24% over the same time period.

  -----------------------------------------------------------------------------
                                      12-months ended    Since Inception
                                          1/31/99      12/31/74 - 1/31/99
  -----------------------------------------------------------------------------

    S&P 500/BARRA Value Index              18.4%              17.5%
    S&P 500/BARRA Growth Index             45.9%              16.5%

                                           GOLDMAN SACHS GROWTH AND INCOME FUND




VALUE INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value

We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research

We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to- face meetings with company management, competitors, suppliers and customers.

Risk Management

We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

 . Narrow Market Leadership -- In 1998, the largest 50 stocks generated approximately 70% of the S&P 500's total return. For the most part, stocks that posted strong gains were large capitalization growth stocks or high price/earnings and high price/book value technology stocks. Specifically, we lost ground relative to the Index based on the enormous gains of blue-chip computer software companies, multinational consumer product companies, mega cap pharmaceutical companies and electronic media stocks. While we recognize the solid growth prospects and quality of many of these businesses, we believe that the market has already rewarded them valuation premiums that place them out of range of our valuation-based investment universe. As value investors, we seek companies that sell at a discount to their long-term value based on near-term uncertainty. By performing research to uncover real long-term value, we believe that we will provide solid returns to our investors over a business cycle. In an extreme year such as the one just past, when only a few of the largest, fastest-growing companies lead the broader market by a wide margin, our value strategy is unlikely to keep pace with the market.

 . An Early Period Mid Cap Bias -- During the first half of the fiscal year, the
  Fund's bias toward mid cap stocks detracted from performance. Over the year ended January 31, 1999, large cap value stocks, as measured by the Russell 1000 Value Index, posted an 18.23% advance, far outstripping mid cap value stocks, which gained 4.67% as measured by the Russell Midcap Value Index. And, while the summer's market turbulence afforded us the opportunity to build positions in many larger companies, we lagged behind the market rebound late in the year versus other value managers.


Despite a Difficult Year, the Fund's Long-Term Record Is Strong

Our investment strategy of performing rigorous, firsthand research on undervalued stocks has generated solid returns for investors over the longer term, as illustrated by the Fund's performance figures. The following information provides the historical performance of the Fund over a period of time that includes different market cycles.

--------------------------------------------------------------------------------
              Goldman Sachs Growth and Income Fund Class A Shares
--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
                              Without Sales Charges1       With Sales Charges2
Since Inception (2/5/93)             15.26%                       14.24%
5-Year Total Return                  15.67%                       15.27%
1-Year Total Return                  -5.40%                      -10.65%
--------------------------------------------------------------------------------

1As of 1/31/99. The net asset value represents the net assets of the Fund
 (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2As of 12/31/98. The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares. The public offering price of the Class A shares on December 31, 1998 was $25.53 and represents the NAV plus the maximum sales charge of 5.5%.

GOLDMAN SACHS GROWTH AND INCOME FUND






Developments in the Fund's portfolio construction process are apparent when comparing its current profile with that of eight months ago.



Enhancements to Portfolio Construction Process

We took steps during the period to increase the Fund's level of diversification and liquidity. Going forward, we believe these changes will allow the Fund greater balance in capitalization on attractive investment opportunities:

 . We increased the number of holdings in the Fund, from 46 in May, to 88 holdings as of January 31, 1999.

 . We focused our new investments in the large cap segments of the market
  (companies with capitalizations greater than $5 billion).

 . We rebalanced the Fund's sector weightings

--------------------------------------------------------------------------------------------------
                                          5/31/98                   1/31/99
--------------------------------------------------------------------------------------------------
Number of holdings                        46                        88
--------------------------------------------------------------------------------------------------
Median market capitalization              5.0 billion               15.1 billion
--------------------------------------------------------------------------------------------------
Weighted average market capitalization    13.8 billion              30.3 billion
--------------------------------------------------------------------------------------------------
Percentage of portfolio in cash           6%                        1.4%
--------------------------------------------------------------------------------------------------
Top 5 sectors (% of portfolio)            Banks (8.8%)              Banks (9.1%)
                                          Health Management (8.5%)  Integrated Oil (7.1%)
                                          Tobacco (8.1%)            Media & Communications (7.0%)
                                          Defense (6.7%)            Telecommunications (6.3%)
                                          Forest Products (6.1%)    Health Management (5.9%)
--------------------------------------------------------------------------------------------------
Top 10 holdings (as % of portfolio)       35.8%                     23.0%

Portfolio Outlook

Going forward, we intend to maintain our large cap value investment style as we manage the Fund on a day-to-day basis. Moreover, we remain committed to providing added value through stock selection and fundamental research, managed risk parameters for the portfolio through a process that seeks to deliver results in a more predictable manner, and thoughtful diversification, as we believe that our holdings represent attractive investment opportunities and substantially capture the benefits of diversification.

We thank you for your investment during what has been an atypical year, and will seek to earn your continued confidence in the months ahead.


Goldman Sachs Value Team

New York
February 26, 1999

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on February 5, 1993 (commencement of operations) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund's bench-mark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Growth and Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to January 31, 1999
 [GRAPH APPEARS HERE]
                S&P 500             GROWTH AND INCOME FUND-CLASS A
                -------             ------------------------------
2/5/93           10,000                           9,450
Feb               9,943                           9,507
Mar              10,153                           9,773
Apr               9,907                           9,513
May              10,172                           9,727
June             10,202                           9,637
July             10,161                           9,764
Aug              10,547                          10,045
Sept             10,466                           9,942
Oct              10,682                           9,962
Nov              10,580                           9,908
Dec              10,708                          10,185
Jan 94           11,073                          10,686
Feb              10,772                          10,842
Mar              10,302                          10,674
Apr              10,434                          10,722
May              10,606                          10,960
June             10,346                          10,739
July             10,685                          10,950
Aug              11,123                          11,570
Sept             10,852                          11,383
Oct              11,096                          11,055
Nov              10,692                          10,645
Dec              10,850                          10,787
Jan 95           11,131                          11,110
Feb              11,565                          11,764
Mar              11,908                          12,124
Apr              12,258                          12,385
May              12,748                          12,752
June             13,044                          13,023
July             13,477                          13,434
Aug              13,511                          13,661
Sept             14,081                          13,930
Oct              14,030                          13,646
Nov              14,646                          14,115
Dec              14,929                          14,399
Jan 96           15,436                          14,716
Feb              15,580                          15,026
Mar              15,729                          15,132
Apr              15,961                          15,398
May              16,372                          15,709
June             16,435                          15,457
July             15,708                          15,004
Aug              16,040                          15,405
Sept             16,943                          16,140
Oct              17,410                          16,549
Nov              18,726                          17,860
Dec              18,355                          18,152
Jan 97           19,502                          18,911
Feb              19,655                          19,286
Mar              18,847                          18,714
Apr              19,970                          19,556
May              21,187                          20,937
June             22,136                          21,555
July             23,898                          23,420
Aug              22,559                          23,208
Sept             23,796                          24,044
Oct              23,001                          23,061
Nov              24,066                          23,143
Dec              24,480                          23,214
Jan 98           24,751                          23,395
Feb              26,536                          25,389
Mar              27,895                          25,902
Apr              28,176                          26,037
May              27,692                          25,360
June             28,816                          24,676
July             28,508                          23,101
Aug              24,385                          19,771
Sept             25,949                          20,489
Oct              28,058                          21,424
Nov              29,758                          21,977
Dec              31,473                          21,950
Jan 99           32,788                          22,132


  Average Annual Total Return through
  January 31, 1999                         Since Inception Five Years One Year
  Class A (commenced February 5, 1993)
  Excluding sales charges                           15.26%     15.67%   -5.40%
  Including sales charges                           14.18%     14.36%  -10.60%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                           13.30%        n/a   -6.07%
  Including contingent deferred sales
  charges                                           12.22%        n/a  -10.77%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                           -3.89%        n/a   -6.12%
  Including contingent deferred sales
  charges                                           -3.89%        n/a   -7.06%
 -----------------------------------------------------------------------------
  Institutional Class (commenced June 3,
  1996)                                             14.22%        n/a   -5.00%
 -----------------------------------------------------------------------------
  Service Class (commenced March 6, 1996)           13.28%        n/a   -5.44%
 -----------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
January 31, 1999

  Shares    Description                                      Value
 Common Stocks - 94.8%
  Aerospace/Defense - 4.4%
  342,600   Boeing Co.                               $   11,841,112
  148,400   Honeywell, Inc.                               9,673,825
  435,100   Lockheed Martin Corp.                        15,337,275
  662,200   Raytheon Co. Class A                         36,917,650
                          -----------------------------------------
                                                         73,769,862
 ------------------------------------------------------------------
  Auto Suppliers - 0.8%
  180,500   Federal-Mogul Corp.                          10,694,625
  57,100    Magna International, Inc.                     3,390,313
                          -----------------------------------------
                                                         14,084,938
 ------------------------------------------------------------------
  Autos and Trucks - 3.8%
  196,800   Ford Motor Co.                               12,090,900
  401,400   General Motors Corp.                         36,025,650
  614,800   Volvo AB ADR Series B Shares                 16,599,600
                          -----------------------------------------
                                                         64,716,150
 ------------------------------------------------------------------
  Banks - 9.1%
  843,400   Bank One Corp.                               44,173,075
  689,900   BankAmerica Corp.                            46,137,062
  204,500   Chase Manhattan Corp.                        15,733,719
  739,200   First Union Corp.                            38,900,400
  289,200   Wells Fargo & Co.                            10,103,925
                          -----------------------------------------
                                                        155,048,181
 ------------------------------------------------------------------
  Basic Industries - 0.7%
  250,600   Corning, Inc.                                12,216,750
 ------------------------------------------------------------------
  Chemical Products - 0.7%
  154,600   Minnesota Mining and Manufacturing Co.       12,000,825
 ------------------------------------------------------------------
  Consumer Products - 0.5%
  340,500   Sara Lee Corp.                                8,682,750
 ------------------------------------------------------------------
  Electrical Services - 1.5%
  1,207,900 PacifiCorp                                   24,837,444
 ------------------------------------------------------------------
  Energy Refining & Marketing - 0.9%
  395,900   Tosco Corp.                                   8,610,825
  282,100   USX-Marathon Group                            6,417,775
                          -----------------------------------------
                                                         15,028,600
 ------------------------------------------------------------------
  Enterprise Systems - 2.9%
  236,900   Hewlett-Packard Co.                          18,567,037
  120,600   International Business Machines, Inc.        22,099,950
  77,000    Xerox Corp.                                   9,548,000
                          -----------------------------------------
                                                         50,214,987
 ------------------------------------------------------------------
  Environmental Services - 1.9%
  854,900   Browning-Ferris Industries Corp.             23,509,750
  188,600   Waste Management, Inc.                        9,418,212
                          -----------------------------------------
                                                         32,927,962
 ------------------------------------------------------------------

  Shares    Description                                       Value
 Common Stocks - (continued)
  Food & Beverages - 2.9%
  1,487,500 Archer Daniels Midland Co.                $   22,498,438
  238,000   Conagra, Inc.                                  7,735,000
  351,600   Ralston Purina Co.                             9,625,050
  132,600   Unilever NV                                   10,143,900
                          ------------------------------------------
                                                          50,002,388
 -------------------------------------------------------------------
  Forest Products - 1.4%
  362,700   Georgia-Pacific Group                         23,394,150
 -------------------------------------------------------------------
  Gaming Companies - 0.3%
  661,800   Park Place Entertainment Corp.*                4,508,513
 -------------------------------------------------------------------
  Health Suppliers/Services - 2.0%
  202,200   Baxter International, Inc.                    14,343,562
  229,500   Johnson & Johnson                             19,507,500
                          ------------------------------------------
                                                          33,851,062
 -------------------------------------------------------------------
  Healthcare Management - 5.9%
  384,400   Aetna, Inc.                                   34,644,050
  247,200   Cigna Corp.                                   20,363,100
  900,600   Columbia/HCA Healthcare Corp.                 16,323,375
  1,414,800 Tenet Healthcare Corp.*                       29,357,100
                          ------------------------------------------
                                                         100,687,625
 -------------------------------------------------------------------
  Hotels & Restaurants - 1.3%
  1,533,000 Hilton Hotels Corp.                           22,132,688
 -------------------------------------------------------------------
  Insurance Services - 2.9%
  329,400   Loews Corp.                                   27,731,363
  498,400   Provident Companies, Inc                      21,368,900
                          ------------------------------------------
                                                          49,100,263
 -------------------------------------------------------------------
  Insurance-Property and Casualty - 2.9%
  570,200   Allstate Corp.                                21,418,138
  550,200   Hartford Financial Services Group, Inc.       28,576,013
                          ------------------------------------------
                                                          49,994,151
 -------------------------------------------------------------------
  Integrated Oil - 7.1%
  458,200   Atlantic Richfield Co.                        26,289,224
  326,800   Elf Aquitaine SA ADR                          17,851,450
  330,200   Exxon Corp.                                   23,258,463
  671,800   Occidental Petroleum Corp.                    10,118,988
  901,800   Royal Dutch Petroleum ADR                     36,128,363
  163,800   Texaco, Inc.                                   7,760,025
                          ------------------------------------------
                                                         121,406,513
 -------------------------------------------------------------------
  Logistics/Rail - 0.5%
  251,900   Burlington Northern Santa Fe Corp.             8,722,038
 -------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

  Shares    Description                                  Value
 Common Stocks - (continued)
  Media & Communications - 7.0%
  95,100    Alltel Corporation                   $    6,139,894
  388,400   CBS, Inc.                                13,205,600
  588,700   Dun & Bradstreet Corp.                   17,955,350
  165,600   Gannett Co.                              10,898,550
  254,900   MediaOne Group, Inc.*                    14,290,331
  789,300   New York Times Co.                       27,082,855
  225,100   Tele-Communications, Inc.-Liberty*       15,433,419
  228,900   U.S. West, Inc.                          14,120,269
                          -------------------------------------
                                                    119,126,268
 --------------------------------------------------------------
  Mining-Metals/Minerals - 0.8%
  156,500   Aluminum Company of America, Inc.        13,087,313
 --------------------------------------------------------------
  Oil & Gas Services - 1.6%
  644,600   Halliburton Co.                          19,136,563
  321,500   Transocean Offshore, Inc.                 8,218,344
                          -------------------------------------
                                                     27,354,907
 --------------------------------------------------------------
  Packaging - 0.2%
  112,400   Crown Cork & Seal, Inc.                   3,561,675
 --------------------------------------------------------------
  Personal Computers and Peripherals - 0.9%
  323,400   Compaq Computer Corp.                    15,401,925
 --------------------------------------------------------------
  Pharmaceuticals - 4.1%
  552,100   American Home Products Corp.             32,401,368
  94,600    Bristol-Myers Squibb Co.                 12,126,538
  138,100   Eli Lilly & Co.                          12,938,244
  230,000   Pharmacia & Upjohn, Inc.                 13,225,000
                          -------------------------------------
                                                     70,691,150
 --------------------------------------------------------------
  Recreational Products - 1.1%
  493,900   Hasbro, Inc.                             18,366,906
 --------------------------------------------------------------
  Retail - 4.1%
  409,900   Dayton Hudson Corp.                      26,131,125
  397,800   Federated Department Stores, Inc.*       16,633,013
  688,900   Sears Roebuck & Co.                      27,642,113
                          -------------------------------------
                                                     70,406,251
 --------------------------------------------------------------
  Semiconductors - 1.0%
  120,400   Intel Corp.                              16,968,875
 --------------------------------------------------------------
  Software & Services - 0.6%
  282,700   First Data Corp.                         10,830,944
 --------------------------------------------------------------
  Specialty Finance & Agencies - 1.1%
  571,800   C.I.T. Group, Inc.                       18,226,125
 --------------------------------------------------------------
  Specialty Retail - 1.9%
  500,900   TJX Companies, Inc.                      14,807,856
  1,224,900 Toys R Us, Inc.*                         18,373,500
                          -------------------------------------
                                                     33,181,356
 --------------------------------------------------------------
  Telecom-Equipment - 1.2%
  406,600   General Motors Corp. Class H             20,025,050
 --------------------------------------------------------------

  Shares    Description                             Value
 Common Stocks - (continued)
  Telecommunications - 6.3%
  396,400   AT&T Corp.                      $   35,973,300
  701,600   BCE, Inc.                           31,308,900
  239,000   BellSouth Corp.                     10,665,373
  429,000   GTE Corp.                           28,957,500
                          --------------------------------
                                               106,905,073
 ---------------------------------------------------------
  Tire & Other Related Rubber Products -
   0.0%
  9,400     Goodyear Tire & Rubber Co.             460,600
 ---------------------------------------------------------
  Tobacco - 4.4%
  1,066,100 Philip Morris Companies, Inc.       50,106,700
  895,500   RJR Nabisco Holdings Corp.          24,178,500
                          --------------------------------
                                                74,285,200
 ---------------------------------------------------------
  Utilities - 4.1%
  203,700   Consolidated Edison, Inc.           10,070,419
  736,500   Entergy Corp.                       21,680,718
  190,500   Northeast Utilities*                 2,917,031
  334,100   P G & E Corporation                 10,670,319
  697,500   Unicom Corp.                        24,848,436
                          --------------------------------
                                                70,186,923
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,562,656,699)                     $1,616,394,381
 ---------------------------------------------------------

  Principal             Interest                   Maturity
  Amount                  Rate                       Date                             Value
 Repurchase Agreement - 1.3%
  Joint Repurchase Agreement Account
  $22,800,000            4.84%                     02/01/99                   $   22,800,000
 --------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $22,800,000)                                                          $   22,800,000
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,585,456,699)(a)                                                    $1,639,194,381
 --------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost                                                         $  144,543,314
  Gross unrealized loss for investments in which
   cost exceeds value                                                            (91,144,497)
 --------------------------------------------------------------------------------------------
  Net unrealized gain                                                         $   53,398,817
 --------------------------------------------------------------------------------------------

  * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $1,585,795,564.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,585,456,699)                                               $1,639,194,381
  Cash                                                               2,947,790
  Receivables:
  Investment securities sold                                        90,761,029
  Dividends and interest                                             1,640,288
  Fund shares sold                                                   1,545,338
  Other assets                                                          59,791
 ------------------------------------------------------------------------------
  Total assets                                                   1,736,148,617
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   14,875,327
  Fund shares repurchased                                           13,496,962
  Amounts owed to affiliates                                         1,934,642
  Accrued expenses and other liabilities                               237,910
 ------------------------------------------------------------------------------
  Total liabilities                                                 30,544,841
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                1,672,507,725
  Accumulated distributions in excess of net investment income      (1,221,249)
  Accumulated net realized loss on investment and futures
  transactions                                                     (19,420,382)
  Net unrealized gain on investments                                53,737,682
 ------------------------------------------------------------------------------
  NET ASSETS                                                    $1,705,603,776
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $24.33
  Class B                                                               $24.13
  Class C                                                               $24.08
  Institutional                                                         $24.35
  Service                                                               $24.33
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           46,123,894
  Class B                                                           14,489,417
  Class C                                                            1,999,722
  Institutional                                                      7,133,432
  Service                                                              490,755
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                             70,237,220
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $25.75. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends(a)                                                 $  29,328,058
  Interest                                                         9,404,194
 ----------------------------------------------------------------------------
  Total income                                                    38,732,252
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                 13,527,887
  Distribution & service fees(b)                                   9,785,209
  Transfer agent fees                                              2,918,121
  Registration fees                                                  313,547
  Custodian fees                                                     219,706
  Professional fees                                                   99,174
  Service share fees                                                  57,190
  Trustee fees                                                        10,338
  Amortization of deferred organization expenses                         209
  Other                                                              390,072
 ----------------------------------------------------------------------------
  Total expenses                                                  27,321,453
 ----------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                            (1,302,726)
 ----------------------------------------------------------------------------
  Net expenses                                                    26,018,727
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                           12,713,525
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and options transactions:
  Net realized gain (loss) from:
  Investment transactions                                        (84,704,612)
  Futures transactions                                             4,976,879
  Options written                                                      7,118
  Net change in unrealized gain (loss) on:
  Investments                                                    (91,067,228)
 ----------------------------------------------------------------------------
  Net realized and unrealized loss on investment, futures and
  options transactions                                          (170,787,843)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(158,074,318)
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $141,594.
 (b) Class A, Class B and Class C had distribution and service fees of $5,307,490, $3,924,188 and $553,531, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statements of Changes in Net Assets

                                                                   For the
                                                  For the         Year Ended
                                                 Year Ended      January 31,
                                              January 31, 1999       1998
  From operations:
  Net investment income                         $   12,713,525  $    3,523,119
  Net realized gain (loss) on investment,
  options and futures transactions                 (79,720,615)    172,955,906
  Net change in unrealized gain (loss) on
  investments                                      (91,067,228)     19,463,359
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       (158,074,318)    195,942,384
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                    (9,893,876)     (3,826,646)
  Class B shares                                      (555,085)             --
  Class C shares                                       (98,749)             --
  Institutional shares                              (2,084,974)        (92,867)
  Service shares                                       (80,841)       (20,774)
  In excess of net investment income
  Class A shares                                      (473,558)             --
  Class B shares                                       (26,568)        (72,045)
  Class C shares                                        (4,727)         (7,576)
  Institutional shares                                 (99,795)             --
  Service shares                                        (3,869)             --
  From net realized gain on investment and
  futures transactions
  Class A shares                                            --    (101,878,845)
  Class B shares                                            --     (23,537,191)
  Class C shares                                            --      (2,142,196)
  Institutional shares                                      --      (1,886,598)
  Service shares                                            --        (825,744)
 ------------------------------------------------------------------------------
  Total distributions to shareholders              (13,322,042)   (134,290,482)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                  1,026,751,116     918,965,833
  Reinvestment of dividends and
  distributions                                     10,754,319     127,012,752
  Cost of shares repurchased                      (761,706,430)   (142,245,348)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                               275,799,005     903,733,237
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                   104,402,645     965,385,139
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                              1,601,201,131     635,815,992
 ------------------------------------------------------------------------------
  End of year                                   $1,705,603,776  $1,601,201,131
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net
  investment income                             $   (1,221,249) $     (614,031)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by independent pricing services, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, when necessary, to accrue its estimated capital gains taxes on foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1999

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $45,955,000 at October 31, 1998 (the Fund's tax year end) of capital loss carryforward expiring in 2006 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable law or regulations.

 F. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. The Fund's or-ganization costs are fully amortized.

 G. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of Shares of the Fund bear its respective class-specific transfer agency fees.

 H. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
 purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a clos-ing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put op-tion, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .70% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage commissions, litigation, Service share fees, indemnification costs and other extraordinary expenses) through August 31, 1998, to the extent such expenses exceeded, on an annual basis, .11% of the average daily net assets of the Fund. Effective September 1, 1998, this expense limitation was modified to .05%.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,626,000 during the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1999
 Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor voluntarily agreed to waive approximately $1,303,000 of its distribution fee attributable to the Class A shares.

   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plan equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.

   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into a Distribution and Service Plan. Under the Distribu-tion and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.

   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.

   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $1,069,000, $599,000 and $267,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1999, were $2,485,341,998 and $2,178,150,717, respectively.

   For the year ended January 31, 1999, Goldman Sachs earned approximately $561,000 of brokerage commissions from portfolio transactions.

   For the year ended January 31, 1999, written call option transactions in the Fund were as follows:

      Written Options                  Number of Contracts Premium Received
 --------------------------------------------------------------------------
  Balance outstanding at beginning of
  year                                          --                  --
  Options written                               23               7,118
  Options expired                              (23)             (7,118)
 --------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF YEAR              --                  --
 --------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $22,800,000 in principal amount. At January 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations.

                                    Principal   Interest  Maturity   Amortized
          Repurchase Agreements      Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------
  ABN/AMRO, Inc.                   $875,000,000     4.84% 02/01/99   $875,000,000
 --------------------------------------------------------------------------------
  Bear Stearns & Co.                250,000,000     4.83  02/01/99    250,000,000
 --------------------------------------------------------------------------------
  NationsBanc Montgomery
  Securities LLC                  1,000,000,000     4.84  02/01/99  1,000,000,000
 --------------------------------------------------------------------------------
  CS First Boston Corp.             363,500,000     4.83  02/01/99    363,500,000
 --------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                         $2,488,500,000
 --------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $4,897 from paid-in capital to accumulated distributions in excess of net in-vestment income and $3,598 from accumulated distributions in excess of net investment income to accumulated net realized loss on investment and futures transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
January 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                             January 31, 1999            January 31, 1998
                         --------------------------  -------------------------
                              Shares        Dollars      Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold              19,137,910  $ 508,921,386  20,995,379  $ 557,445,055
 Reinvestments of divi-
dends and distributions      390,593      9,715,068   4,040,452    100,776,496
 Shares repurchased      (20,323,258)  (510,471,024) (4,651,468)  (124,783,147)
                            ---------------------------------------------------
                            (794,755)     8,165,430  20,384,363    533,438,404
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold               7,059,564    191,017,805  10,786,633    285,377,804
 Reinvestments of divi-
dends and distributions       21,979        509,810     884,342     21,878,707
 Shares repurchased       (4,555,733)  (111,930,613)   (458,457)   (12,335,625)
                            ---------------------------------------------------
                           2,525,810     79,597,002  11,212,518    294,920,886
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               1,937,045     52,029,313   1,258,885     34,759,146
 Reinvestments of divi-
dends and distributions        4,364        105,648      71,436      1,766,121
 Shares repurchased       (1,174,701)   (28,489,276)    (97,307)    (2,549,826)
                            ---------------------------------------------------
                             766,708     23,645,685   1,233,014     33,975,441
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold              10,119,858    268,940,951   1,383,424     36,071,512
 Reinvestments of divi-
dends and distributions       14,004        346,705      72,596      1,812,637
 Shares repurchased       (4,396,583)  (108,988,620)    (68,188)    (1,831,590)
                            ---------------------------------------------------
                           5,737,279    160,299,036   1,387,832     36,052,559
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                 218,320      5,841,661     204,087      5,312,316
 Reinvestments of divi-
dends and distributions        3,132         77,088      31,372        778,791
 Shares repurchased          (73,792)    (1,826,897)    (29,341)      (745,160)
                            ---------------------------------------------------
                             147,660      4,091,852     206,118      5,345,947
 ------------------------------------------------------------------------------
 NET INCREASE              8,382,702  $ 275,799,005  34,423,845  $ 903,733,237
 ------------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


 Goldman Sachs Growth and Income Fund -- Tax Information (unaudited)

   During the year ended January 31, 1999, 66.91% of the dividends paid from net investment income by the Fund qualify for the dividends received deduc-tion available to corporations.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                        Income from
                                  investment operations(d)      Distributions to shareholders
                                ---------------------------- ------------------------------------
                                               Net realized
                                              and unrealized                          From net
                                              gain (loss) on                       realized gain
                      Net asset                investment,              In excess  on investment,             Net increase
                       value,        Net         options      From net    of net    options and   Additional   (decrease)
                      beginning  investment    and futures   investment investment    futures      paid-in    in net asset
                      of period income (loss)  transactions    income     income    transactions   capital       value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A
  Shares               $25.93      $ 0.20         $(1.60)      $(0.19)   $(0.01)        $  --       $  --        $(1.60)
  1999 - Class B
  Shares                25.73        0.02          (1.58)       (0.04)        --           --          --         (1.60)
  1999 - Class C
  Shares                25.70        0.02          (1.59)       (0.05)        --           --          --         (1.62)
  1999 - Institu-
  tional Shares         25.95        0.29          (1.58)       (0.30)    (0.01)           --          --         (1.60)
  1999 - Service
  Shares                25.92        0.17          (1.58)       (0.17)    (0.01)           --          --         (1.59)
 -------------------------------------------------------------------------------------------------------------------------
  1998 - Class A
  Shares                23.18        0.11           5.27        (0.11)        --        (2.52)         --          2.75
  1998 - Class B
  Shares                23.10        0.04           5.14           --      (0.03)       (2.52)         --          2.63
  1998 - Class C
  Shares (commenced
  August 15, 1997)      28.20       (0.01)          0.06           --      (0.03)       (2.52)         --         (2.50)
  1998 - Institu-
  tional Shares         23.19        0.27           5.23        (0.22)        --        (2.52)         --          2.76
  1998 - Service
  Shares                23.17        0.14           5.23        (0.06)     (0.04)       (2.52)         --          2.75
 -------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                19.98        0.35           5.18        (0.35)     (0.01)       (1.97)         --          3.20
  1997 - Class B
  Shares (commenced
  May 1, 1996)          20.82        0.17           4.31        (0.17)     (0.06)       (1.97)         --          2.28
  1997 - Institu-
  tional Shares
  (commenced June 3,
  1996)                 21.25        0.29           3.96        (0.30)     (0.04)       (1.97)         --          1.94
  1997 - Service
  Shares (commenced
  March 6, 1996)        20.71        0.28           4.50        (0.28)     (0.07)       (1.97)         --          2.46
 -------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                15.80        0.33           4.75        (0.30)        --        (0.60)         --          4.18
 -------------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares                15.79        0.20(e)        0.30(e)     (0.20)     (0.07)       (0.33)       0.11(e)       0.01
 -------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                   Ratios assuming no voluntary waiver
                                                                      of fees or expense limitations
                                                                   -----------------------------------
                                                       Ratio of                         Ratio of
                            Net assets   Ratio of   net investment     Ratio of      net investment
   Net asset                at end of  net expenses income (loss)    expenses to    income (loss) to    Portfolio
   value, end     Total       period    to average  to average net   average net       average net      turnover
   of period    return(a)   (in 000s)   net assets      assets          assets            assets          rate
     $24.33       (5.40)%   $1,122,157     1.22%         0.78%          1.32%             0.68%          125.79%
      24.13       (6.07)       349,662     1.92          0.09           1.92              0.09           125.79
      24.08       (6.12)        48,146     1.92          0.10           1.92              0.10           125.79
      24.35       (5.00)       173,696     0.80          1.25           0.80              1.25           125.79
      24.33       (5.44)        11,943     1.30          0.72           1.30              0.72           125.79
-----------------------------------------------------------------------------------------------------------------
      25.93       23.71      1,216,582     1.25          0.43           1.42              0.26            61.95
      25.73       22.87        307,815     1.94         (0.35)          1.94             (0.35)           61.95
      25.70        0.51(c)      31,686     1.99(b)      (0.48)(b)       1.99(b)          (0.48)(b)        61.95
      25.95       24.24         36,225     0.83          0.76           0.83              0.76            61.95
      25.92       23.63          8,893     1.32          0.32           1.32              0.32            61.95
-----------------------------------------------------------------------------------------------------------------
      23.18       28.42        615,103     1.22          1.60           1.43              1.39            53.03
      23.10       22.23(c)      17,346     1.93(b)       0.15(b)        1.93(b)           0.15(b)         53.03
      23.19       20.77(c)         193     0.82(b)       1.36(b)        0.82(b)           1.36(b)         53.03
      23.17       23.87(c)       3,174     1.32(b)       0.94(b)        1.32(b)           0.94(b)         53.03
-----------------------------------------------------------------------------------------------------------------
      19.98       32.45        436,757     1.20          1.67           1.45              1.42            57.93
-----------------------------------------------------------------------------------------------------------------
      15.80        3.97        193,772     1.25          1.28           1.58              0.95            71.80
-----------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Growth and Income Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth and Income Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                     GOLDMAN SACHS FUND PROFILE


Goldman Sachs Growth and Income Fund




An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.


Target Your Needs

The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Funds

Goldman Sachs
Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

Goldman Sachs Funds
--------------------------------------------------------------------------------
Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                             [CHART APPEARS HERE]

INTERNATIONAL EQUITY
DOMESTIC EQUITY
 . Goldman Sachs Growth and Income Fund

FIXED INCOME

MONEY MARKET

For More Information

To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

Goldman Sachs Asset Management   One New York Plaza, 42nd Floor, New York,
New York 10004


Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


 ...Visit our internet address: www.gs.com/funds





This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.
The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.
An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Source: Lipper Analytical Services, Inc. All rights reserved. The Lipper Growth and Income Fund category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                                GIAR / 132K / 3-99